Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) Of

The Securities Exchange Act of 1934

Date of Earliest Report Event:  October 19, 2012

Spine Pain Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway

Suite 600

Houston, Texas   77007

(Address of principal executive office) (Postal Code)

(713) 521-4220

(Registrant’s telephone number)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 19, 2012, John Talamas, a member of our Board of Directors, resigned from the Board for personal reasons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPINE PAIN MANAGEMENT, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: October 25, 2012	Chief Executive Officer